Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934
(Amendment No.)

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The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating
Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Director, including as an Independent Director, of the
Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and
(ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the
Fund which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that the shares have been owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between the Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by the Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the
nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and
(g) the written consent of each person recommended to serve as a Director of the Fund if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating
Committee.

The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter was included in the Fund’s proxy statement for its 2011 Annual Meeting of Shareholders.

Who are the nominees and Directors?

The Board is divided into three classes. Each class has a term of three years. Each year, the term of office of one class expires. This year, the terms of three Directors expire: Edith E. Holiday, Frank A. Olson and Robert E.
Wade. In addition, Charles B. Johnson resigned as Chairman of the Board, Director and Vice President of the
Fund effective June 13, 2013. In his place, Rupert H. Johnson, Jr. was appointed as Chairman of the Board and
Director of the Fund effective as of that date to complete the remainder of Mr. Charles B. Johnson’s term. Rupert
H. Johnson, Jr. has been a Vice President of the Fund since 1996. These individuals have been nominated for three-year terms, set to expire at the 2016 Annual Meeting of Shareholders. These terms continue, however, until their successors are duly elected and qualified. The nominees are: Edith E. Holiday, Frank A. Olson, Robert E.
Wade and Rupert H. Johnson, Jr. All of the nominees are currently members of the Board, however, Rupert H.
Johnson, Jr., is standing for election by shareholders of the Fund for the first time. Among these nominees,
Rupert H. Johnson, Jr. is deemed to be an Interested Director. The remaining nominees are deemed to be
Independent Directors. In addition, all of the current nominees and Directors are also directors or trustees of other investment companies within the Franklin Templeton Investments fund complex.

Interested Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc.
(“Resources”) and its affiliates. Resources is a publicly owned company, the principal stockholders of which are

Charles B. Johnson and Rupert H. Johnson, Jr., who beneficially owned approximately 17.1% and 16.9%, respectively, of its outstanding shares as of March 31, 2013. The shares deemed to be beneficially owned by
Charles B. Johnson include certain shares held by two private charitable foundations, of which he disclaims beneficial ownership. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership.
Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock
Exchange (“NYSE”) listed holding company (NYSE: BEN). Rupert H. Johnson, Jr., Chairman of the Board,
Director and Vice President of the Fund, is the uncle of Gregory E. Johnson, a Director of the Fund, and is the
brother of Charles B. Johnson. There are no other family relationships among the Directors or nominees for
Director.

Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as Directors.

In addition to personal qualities, such as integrity, in considering candidates for the Fund Board, the
Nominating Committee seeks to find persons of good reputation whose experience and background evidence that such person has the ability to comprehend, discuss and critically analyze materials and issues presented, in exercising judgments and reaching informed conclusions relevant to fulfillment of a Fund Director’s duties and fiduciary obligations. Information on the business activities of the nominees and other Directors during the past five years and beyond appears below and it is believed that the specific background of each Director evidences such ability and is appropriate to his or her serving on the Fund’s Board. As indicated, Harris J. Ashton and
Frank A. Olson have both served as chief executive officers of NYSE listed public corporations; Larry D.
Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. Government; David W. Niemiec and Ann Torre Bates each have been chief financial officers of major corporations; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals
Court Judge; Robert E. Wade has over thirty years of experience as a practicing attorney; Constantine D.
Tseretopoulos has professional and executive experience as founder and Chief of Staff of a hospital; Frank J.
Crothers has served as the chief executive officer of several foreign closely held corporations; and Rupert H.
Johnson, Jr. and Gregory E. Johnson are both high ranking executive officers of Resources.

Listed below with the business activities of the nominees and Directors are their names and years of birth, their positions and length of service with the Fund and the number of portfolios in the Franklin Templeton
Investments fund complex that they oversee.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Investments Fund Complex Overseen by Director*	Other Directorships Held During At Least the Past Five Years
David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2005	33	Emeritus Corporation (assisted living) (1999–2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006–2010).

Principal Occupation During At Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and **formerly**, Managing Director, Saratoga Partners (1998–2001) and SBC Warburg Dillon Read (investment banking) (1997–1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991–1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982–1997).

Interested Director serving until 2015 Annual Meeting of Shareholders:

****Gregory E. Johnson** (1961) One Franklin Parkway San Mateo, CA 94403-1906	Director	Since 2006	145	None

Principal Occupation During At Least the Past 5 Years:
Chairman of the Board, Member—Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

Independent Directors serving until 2014 Annual Meeting of Shareholders:

Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 1994	135	Bar-S Foods (meat packing company) (1981–2010).

Principal Occupation During At Least the Past 5 Years:
Director of various companies; and **formerly**, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2009	135	Boeing Capital Corporation (aircraft financing).

Principal Occupation During At Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and **formerly**, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991–2006).

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Investments Fund Complex Overseen by Director*	Other Directorships Held During At Least the Past Five Years
Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2005	135	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) (2010–2012) and The Washington Post Company (education and media organization).

Principal Occupation During At Least the Past 5 Years:
Executive Vice President—Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (June 2012); and **formerly**, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011–2012); Senior Vice President—Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004–2011); Senior Fellow of The Brookings Institution (2003–2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001–2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 1997	26	None

Principal Occupation During At Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987–present); director of various nonprofit organizations; and **formerly**, Cardiology Fellow, University of Maryland (1985–1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982–1985).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common underwriter.

** Rupert H. Johnson, Jr. and Gregory E. Johnson are "interested persons" of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Rupert H. Johnson, Jr. is considered an interested person of the Fund due to his position as an officer, director and major shareholder of Resources, which is the parent company of the Fund's investment manager, and his position with the Fund. Gregory E. Johnson is considered an interested person of the Fund due to his position as an officer, director and shareholder of Resources. Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson. The remaining Directors of the Fund are Independent Directors.

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The following tables provide the dollar range of the equity securities of the Fund and of all U.S. registered funds in the Franklin Templeton Investments fund complex beneficially owned by the Directors as of June 14, 2013:

Independent Directors:

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in all Funds in the Franklin Templeton Investments Fund Complex
Harris J. Ashton	$1—$10,000	Over $100,000
Ann Torre Bates	None	Over $100,000
Frank J. Crothers	None	Over $100,000
Edith E. Holiday	$1—$10,000	Over $100,000
J. Michael Luttig	None	Over $100,000
David W. Niemiec	None	Over $100,000
Frank A. Olson	None	Over $100,000
Larry D. Thompson	None	Over $100,000
Constantine D. Tseretopoulos	None	Over $100,000
Robert E. Wade	None	Over $100,000

Interested Directors:

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in all Funds in the Franklin Templeton Investments Fund Complex
Gregory E. Johnson	None	Over $100,000
Rupert H. Johnson, Jr.	None	Over $100,000

(1) Dollar range based on NYSE closing price on June 14, 2013.

How often do the Directors meet and what are they paid?

The role of the Directors is to provide general oversight of the Fund's business and to ensure that the Fund is operated for the benefit of all of the Fund's shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance, and will meet more frequently as necessary. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd., the Fund's investment manager (the "Investment Manager"), and various other service providers.

The Fund's Independent Directors constitute the sole independent Board members of 14 investment companies in the Franklin Templeton Investments fund complex for which each Independent Director currently is paid a $155,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled Board meeting, a portion of which fees are allocated to the Fund. To the extent held, compensation also may be paid for attendance at specially held Board meetings. The Fund's Lead Independent Director is paid an annual supplemental retainer of $25,000 for service to such investment companies, a portion of which is allocated to the Fund. Board members who serve on the Audit Committee of the Fund and such other investment companies receive a flat fee of $3,000 per Audit Committee meeting attended in person and $2,000 per Audit Committee telephonic meeting, a portion of which is allocated to the Fund. David W. Niemiec, who serves as Chairman of the Audit Committee of the Fund and such other investment companies receives an additional fee of $15,000 per year, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a regularly scheduled Board meeting.

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During the fiscal year ended March 31, 2013, there were five meetings of the Board, three meetings of the Audit Committee, and three meetings of the Nominating Committee. Each Director then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. The Fund does not currently have a formal policy regarding Directors' attendance at the annual shareholders' meeting. No Directors attended the Fund's last annual shareholders meeting held on August 24, 2012.

Independent Directors are also reimbursed for expenses incurred in connection with attending Board meetings. The Interested Directors and certain officers of the Fund who are shareholders of Resources are not compensated by the Fund for their services, but may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers and the Interested Directors. No pension or retirement benefits are accrued as part of Fund expenses.

The table below indicates the total fees paid to the Independent Directors by the Fund individually and by all of the funds in the Franklin Templeton Investments fund complex. These Directors also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can bring their experience and talents to, and effectively oversee the management of, several funds.

Name of Director	Aggregate Compensation from the Fund[1]	Total Compensation from Franklin Templeton Investments Fund Complex[2]	Number of Boards within Franklin Templeton Investments Fund Complex on which Director Serves[3]
Harris J. Ashton	$420	$493,000	42
Ann Torre Bates[4]	443	414,000	17
Frank J. Crothers	441	204,000	14
Edith E. Holiday	451	538,000	42
J. Michael Luttig	430	515,000	42
David W. Niemiec	453	328,000	16
Frank A. Olson	430	515,000	42
Larry D. Thompson	430	660,000	42
Constantine D. Tseretopoulos	443	204,000	14
Robert E. Wade[4]	430	582,000	19

(1) Compensation received for the fiscal year ended March 31, 2013.

(2) Compensation received for the 12 months ended December 31, 2012.

(3) We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 47 U.S. registered investment companies, with approximately 152 U.S. based funds or series.

(4) Ms. Bates and Mr. Wade also are independent trustees of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for such fund.

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Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each Board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds (which may include the Fund) until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, years of birth and addresses, as well as their positions and length of service with the Fund, and principal occupations during at least the past five years.

Name, Year of Birth and Address	Position	Length of Time Served
Rupert H. Johnson, Jr.	Chairman of the Board, Vice President and Director	Chairman of the Board and Director since June 2013 and Vice President since 1996
Please refer to the table "Nominee for Interested Director to serve until 2016 Annual Meeting of Shareholders" for additional information about Mr. Rupert H. Johnson, Jr.		
Mark Mobius (1936) 17th Floor, The Chater House 8 Connaught Road, Central Hong Kong	President and Chief Executive Officer— Investment Management	President since 1994 and Chief Executive Officer—Investment Management since 2002
Principal Occupation During At Least the Past 5 Years: Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Emerging Markets Group; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.		
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer— Finance and Administration	Since 2009
Principal Occupation During At Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 47 of the investment companies in Franklin Templeton Investments.		
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer (formerly, Vice President and Secretary)	Since March 2013
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance, Franklin Templeton Investments; officer of 47 of the investment companies in Franklin Templeton Investments; **formerly**, Senior Associate General Counsel, Franklin Templeton Investments (2007–2013); and Vice President and Secretary, Templeton Group of Funds (2004–2013).		

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Name, Year of Birth and Address	Position	Length of Time Served
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2009
Principal Occupation During At Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.		
Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Assistant Secretary	Since March 2013
Principal Occupation During At Least the Past 5 Years: Senior Corporate Counsel, Franklin Templeton Investments; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.		
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2009
Principal Occupation During At Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 47 of the investment companies in Franklin Templeton Investments.		

How are independent auditors selected?

The Board has a standing Audit Committee currently comprised of David W. Niemiec (Chairman), Ann Torre Bates, Frank J. Crothers and Constantine D. Tseretopoulos, all of whom are Independent Directors and considered to be "independent" as that term is defined by the NYSE's listing standards. The Audit Committee is responsible for the appointment, compensation and retention of the Fund's independent registered public accounting firm ("independent auditors"), including evaluating their independence, recommending the selection of the Fund's independent auditors to the full Board, and meeting with such independent auditors to consider and review matters relating to the Fund's financial reports and internal auditing.

Which independent auditors did the Board select?

The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP ("PwC") as the independent auditors for the Fund for the current fiscal year. PwC has examined and reported on the fiscal year-end financial statements dated March 31, 2013, and certain related SEC filings. You are being asked to ratify the Board's selection of PwC for the current fiscal year ending March 31, 2014. Services to be performed by the independent auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the SEC.

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The selection of PwC as the independent auditors for the Fund for the fiscal year ending March 31, 2014, was recommended by the Audit Committee and approved by the Board on May 21, 2013. PwC's reports on the financial statements of the Fund for the fiscal years for which it has served as auditors did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles.

The Audit Committee and the Board have been advised by PwC that neither PwC nor any of its members have any material direct or indirect financial interest in the Fund. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

♦ **AUDITOR INFORMATION**

Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $42,791 for the fiscal year ended March 31, 2013, and $44,218 for the fiscal year ended March 31, 2012.

Audit-Related Fees. There were no fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit or review of the Fund's financial statements and not reported under "Audit Fees" above.

In addition, the Audit Committee pre-approves PwC's engagement for audit-related services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. For the fiscal years ended March 31, 2013, and March 31, 2012, there were no fees paid to PwC for such services.

Tax Fees. There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended March 31, 2013, and March 31, 2012.

In addition, the Audit Committee pre-approves PwC's engagement for tax services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $4,600 for the fiscal year ended March 31, 2013, and $75,000 for the fiscal year ended March 31, 2012. The services for which these fees were paid include technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

All Other Fees. The aggregate fees paid for products and services provided by PwC to the Fund, other than the services reported above, were $0 for the fiscal year ended March 31, 2013, and $36 for the fiscal year ended March 31, 2012. The services for which these fees were paid include review of materials provided to the Board in connection with the investment management contract renewal process.

In addition, the Audit Committee pre-approves PwC's engagement for other services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment

14

Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $39,194 for the fiscal year ended March 31,
2013, and $152,414 for the fiscal year ended March 31, 2012. The services for which these fees were paid include preparation and review of materials provided to the Board in connection with the investment management contract renewal process.

Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services provided by PwC to the Fund, to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund were $43,794 for the fiscal year ended
March 31, 2013, and $227,450 for the fiscal year ended March 31, 2012. The aggregate non-audit fees for the fiscal year ended March 31, 2013, include the amounts shown under Audit-Related Fees ($0); Tax Fees
(including services provided to the Investment Manager and its control entities ($4,600)) and All Other Fees
(including services provided to the Investment Manager and its control entities ($39,194)).

The Audit Committee has determined that the provision of the non-audit services that were rendered to the
Investment Manager and to any entities controlling, controlled by, or under common control with the Investment
Manager that provide ongoing services to the Fund is compatible with maintaining PwC’s independence.

Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit
Committee has not adopted written pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be pre-approved by the Audit Committee.

Audit Committee Charter. The Board has adopted and approved a formal written charter for the Audit
Committee which sets forth the Audit Committee’s responsibilities. A copy of the charter was included in the
Fund’s proxy statement for its 2011 Annual Meeting of Shareholders.

As required by the charter, the Audit Committee reviewed the Fund’s audited financial statements and met with management, as well as with PwC, the Fund’s independent auditors, to discuss the financial statements.

Audit Committee Report. The Audit Committee received the written disclosures and the letter from PwC required by the applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with the Audit Committee’s review of the financial statements and PwC’s report, the members of the Audit Committee discussed with representatives of
PwC, PwC’s independence, as well as the following: PwC’s responsibilities in accordance with generally accepted auditing standards; PwC’s responsibilities for information prepared by management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to PwC’s retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and PwC’s judgments about the quality of the
Fund’s accounting principles.

Based on its review and discussions with management and PwC, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to
Shareholders for the fiscal year ended March 31, 2013, for filing with the SEC.

AUDIT COMMITTEE

David W. Niemiec (Chairman)
Ann Torre Bates
Frank J. Crothers
Constantine D. Tseretopoulos

/ADDITIONAL INFORMATION ABOUT THE FUND’S BOARD OF DIRECTORS

Board Role in Risk Oversight. The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment Manager’s initiative. In addition, the Audit Committee of the Board meets regularly with the internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the
Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the
Board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the Investment Manager’s investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives.

With respect to valuation, the Fund’s administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s independent auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment
Manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. In accordance with SEC requirements, the Independent Directors meet regularly in executive session with the CCO and the CCO prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and

Quorum. A majority of the Fund’s shares entitled to vote at the Meeting—present in person or represented by proxy—constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which
(i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote at the Meeting for purposes of determining whether the required quorum of shares exists.

Method of Tabulation. Provided a quorum is present or represented at the Meeting, Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund’s shares present (in person or represented by proxy) and voting on the proposal at the Meeting. Proposal 2, ratification of the selection of the independent registered public accounting firm, requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast and, therefore, will not be counted for purposes of obtaining approval of either proposal.

Adjournment. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy, whether or not sufficient to constitute a quorum, or any officer present entitled to preside or act as
Secretary of the Meeting may adjourn the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes have not been received to approve the Proposals or to permit further solicitation of proxies or for any other reason consistent with Maryland law and the Fund’s Articles of Incorporation and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the
Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the
Fund did not have timely notice, as set forth in the SEC’s proxy rules and the Fund’s proxy statement for the
2012 annual meeting.

Shareholder Proposals. The Fund anticipates that its 2014 Annual Meeting of Shareholders will be held on or about August 29, 2014. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the 2014 Annual Meeting of Shareholders must send such written proposal to the
Fund’s offices, at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, so that it is received no later than March 4, 2014, in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting.

A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund’s proxy statement by March 4, 2014, as described above, may nonetheless present a proposal at the Fund’s 2014 Annual
Meeting of Shareholders if such shareholder notifies the Fund in writing, at the Fund’s offices, of such proposal by May 18, 2014. If a shareholder fails to give notice by this date, then the persons designated as proxies for the
2014 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

A shareholder proposal may be presented at the 2014 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

By Order of the Board of Directors,

Lori A. Weber
Vice President and Secretary

July 2, 2013

20

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TLTRF PROXY 07/13

FRANKLIN TEMPLETON
INVESTMENTS

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors unanimously recommends a vote FOR the Proposals.

1. Election of Directors: 01 - Edith E. Holiday 02 - Frank A. Olson 03 - Robert E. Wade 04 - Rupert H. Johnson, Jr.

☐ Mark here to vote FOR all nominees

☐ Mark here to WITHHOLD vote from all nominees

☐ For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

	For	Against	Abstain
2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending March 31, 2014.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1 U P X

01O2AA

You can now access your Templeton Russia and East European Fund, Inc. account online.

Access your Fund account online via the Investor ServiceDirect™ Website.

The transfer agent for the Fund now makes it easy and convenient to get current information on your shareholder account.

- **View account status**
- **View certificate history**
- **View book-entry information**
- **View payment history for dividends**
- **Make address changes**
- **Obtain a duplicate 1099 tax form**
- **Establish/change your PIN**

Visit us on the web at http://www.computershare.com/investor

For Technical Assistance call 1-800-416-5585 between 9am-7pm Monday-Friday, Eastern Time

www.computershare.com/investor

The Investor ServiceDirect™ Website

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-416-5585

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 23, 2013.

The Fund's Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy are available on the Internet at http://www.proxyonline.us/docs/trf.pdf. The form of Proxy on the Internet site cannot be used to cast your vote.

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

FRANKLIN TEMPLETON INVESTMENTS

Proxy — TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS – AUGUST 23, 2013

The undersigned hereby revokes all previous proxies for his/her shares of Templeton Russia and East European Fund, Inc. (the "Fund") and appoints KIMBERLY H. NOVOTNY, ROBERT C. ROSSELOT and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 at 12 Noon, Eastern time, on August 23, 2013, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote in accordance with the views of management upon any other matters that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice.

This Proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this Proxy shall be voted FOR Proposal 1 (including all nominees for director) and FOR Proposal 2. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

(Continued and to be signed on the other side)